Exhibit 99.1

FOR IMMEDIATE RELEASE

Tower International Reports Second Quarter Results and Maintains Full-Year 2017 Outlook for Earnings and Free Cash Flow

LIVONIA, Mich., July 26, 2017 – Tower International, Inc. [NYSE: TOWR], a leading global manufacturer of engineered automotive structural metal components and assemblies, today announced second quarter 2017 results and updated its business outlook through 2017.

•	Revenue for the second quarter was $490 million compared with $505 million in the second quarter of 2016.

•	Net income was $19.2 million or 92 cents per diluted share, compared with net loss of $4.8 million or 23 cents per share in the second quarter last year, which included non-cash impairments related to discontinued operations. As detailed below, this year’s second quarter included certain items that adversely impacted results by $0.9 million. Excluding these items and comparable items in the second quarter of 2016, diluted adjusted earnings were 97 cents per share, compared with 81 cents a year ago.

•	Adjusted EBITDA for the quarter was $53.2 million, an increase of 6 percent compared with $50.3 million a year ago. Adjusted EBITDA Margin increased by 90 basis points to 10.9 percent.

•	Free Cash Flow, as defined below, totaled $18 million for the quarter and was significantly favorable to outlook.

•	Current outlook for full year revenue of $1.97 billion is expected to be $45 million higher than previous outlook, as higher European steel prices and favorable foreign exchange more than offset modest production decreases on Tower contented vehicles in Europe. The Company is re-affirming its outlook for full year 2017 Adjusted EBITDA of $210 million, Adjusted EPS of $3.60 per share and positive free cash flow of $55 million.

•	During the second half of 2017, Tower has significant launches in North America on a number of platforms, which in total represent approximately 20 percent of ongoing revenue for the region.

“Tower delivered solid financial results in the quarter as revenue and earnings were largely in-line with our previous outlook and free cash flow was better than expected,” said CEO Jim Gouin. “We continue to invest in the growth of Tower and are well positioned to grow our business at a faster pace than the industry over the coming years. Program launches in the second half of the year exemplify how the emerging secular trends related to outsourcing are fueling Tower’s revenue growth.”

Tower to Host Conference Call Today at 1 p.m. EDT

Tower will discuss its second quarter 2017 results and other related matters in a conference call at 1 p.m. EDT today. Participants may listen to the audio portion of the conference call either through a live audio webcast on the Company’s website or by telephone. The slide presentation and webcast can be accessed via the investor relations portion of Tower’s website www.towerinternational.com. To dial into the conference call, domestic callers should dial (866) 393-4576, international callers should dial (706) 679-1462. An audio recording of the call will be available approximately two hours after the completion of the call. To access this recording, please dial (855) 859-2056 (domestic) or (404) 537-3406 (international) and reference Conference I.D. #55515739. A webcast replay will also be available and may be accessed via Tower’s website.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measures: “adjusted EBITDA”, “adjusted EBITDA margin”, “adjusted earnings per share”, and “free cash flow”. We define adjusted EBITDA as net income/(loss) before interest, taxes, depreciation, amortization, restructuring items and other adjustments described in the reconciliations provided in this press release. Adjusted EBITDA margin is defined as adjusted EBITDA divided by revenue. Adjusted earnings per share exclude certain income and expense items described in the reconciliation provided in this press release. Free cash flow is defined as cash provided by continuing operating activities less cash disbursed for purchases of property, plant and equipment. We use adjusted EBITDA, adjusted EBITDA margin, adjusted earnings per share, and free cash flow as supplements to information provided in accordance with generally accepted accounting principles (“GAAP”) in evaluating our business and they are included in this press release because they are principal factors upon which our management assesses performance and in certain instances in measuring performance for compensation purposes. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP are set forth below. The non-GAAP measures presented above are not measures of performance under GAAP. These measures should not be considered as alternatives for the most directly comparable financial measures calculated in accordance with GAAP. Other companies in our industry may define these non-GAAP measures differently than we do and, as a result, these non-GAAP measures may not be comparable to similarly titled measures used by other companies in our industry; and certain of our non-GAAP financial measures exclude financial information that some may consider important in evaluating our performance. Given the inherent uncertainty regarding mark to market adjustments of financial instruments, potential gain or loss on our Discontinued Operations, potential restructuring expenses, and expenses related to our long-term incentive compensation programs in any future period, a reconciliation of forward-looking financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP is not feasible. Consequently, any attempt to disclose such reconciliations would imply a degree of precision that could be confusing or misleading to investors. The magnitude of these items, however, may be significant.

Forward-Looking Statements and Risk Factors

This press release contains statements which constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding the Company’s projected full year earnings, cash flow and revenues, Adjusted EBITDA and free cash flow. The forward-looking statements can be identified by words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “project,” “target,” and other similar expressions. Forward-looking statements are made as of the date of this press release and are based upon management’s current expectations and beliefs concerning future developments and their potential effects on us. Such forward-looking statements are not guarantees of future performance. The following important factors, as well as risk factors described in our reports filed with the SEC, could cause our actual results to differ materially from estimates or expectations reflected in such forward-looking statements:

•	global automobile production volumes;
•	the financial condition of our customers and suppliers;
•	our ability to make scheduled payments of principal or interest on our indebtedness and comply with the covenants and restrictions contained in the instruments governing our indebtedness;
•	our ability to refinance our indebtedness;
•	risks associated with our non-U.S. operations, including foreign exchange risks and economic uncertainty in some regions;
•	any increase in the expense and funding requirements of our pension and other postretirement benefits;
•	our customers’ ability to obtain equity and debt financing for their businesses;
•	our dependence on our largest customers;
•	pricing pressure from our customers;
•	work stoppages or other labor issues affecting us or our customers or suppliers;
•	our ability to integrate acquired businesses;
•	risks associated with business divestitures; and
•	costs or liabilities relating to environmental and safety regulations.

We do not assume any obligation to update or revise the forward-looking statements contained in this press release.

Contact:

Derek Fiebig

Executive Director, Investor & External Relations

(248) 675-6457

fiebig.derek@towerinternational.com

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except share and per share amounts - unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016

Revenues	$489,925	$505,131	$987,515	$994,325
Cost of sales	428,328	442,989	869,139	875,094
Gross profit	61,597	62,142	118,376	119,231
Selling, general, and administrative expenses	29,007	32,050	58,232	64,902
Amortization expense	113	116	216	232
Restructuring and asset impairment charges, net	3,337	840	7,248	1,586
Operating income	29,140	29,136	52,680	52,511
Interest expense	1,807	4,987	2,260	12,569
Interest income	86	40	133	68
Other expense	-	2,905	575	6,481
Income before provision for income taxes and income / (loss) from discontinued operations	27,419	21,284	49,978	33,529
Provision for income taxes	7,672	6,015	14,168	9,531
Income from continuing operations	19,747	15,269	35,810	23,998
Income / (loss) from discontinued operations, net of tax	(489)	(20,021)	861	(20,366)
Net income / (loss)	19,258	(4,752)	36,671	3,632
Less: Net income attributable to the noncontrolling interests	42	89	110	95
Net income / (loss) attributable to Tower International, Inc.	$19,216	$(4,841)	$36,561	$3,537

Weighted average basic shares outstanding	20,508,890	21,164,505	20,467,281	21,145,588
Weighted average diluted shares outstanding	20,805,931	21,489,161	20,813,100	21,469,818

Basic income per share attributable to Tower International, Inc.:
Income per share from continuing operations	$0.96	$0.72	$1.74	$1.13
Income / (loss) per share from discontinued operations	(0.02)	(0.95)	0.04	(0.96)
Income / (loss) per share	0.94	(0.23)	1.79	0.17

Diluted income per share attributable to Tower International, Inc.:
Income per share from continuing operations	$0.95	$0.71	$1.72	$1.11
Income / (loss) per share from discontinued operations	(0.02)	(0.93)	0.04	(0.95)
Income / (loss) per share	0.92	(0.23)	1.76	0.16

Dividends declared per share	$0.11	$0.10	$0.22	$0.20

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Amounts in thousands - unaudited)

	June 30,	December 31,
	2017	2016

ASSETS
Cash and cash equivalents	$54,794	$62,788
Accounts receivable, net of allowance of $1,298 and $961	253,139	178,251
Inventories	74,965	71,710
Assets held for sale	42,699	102,252
Prepaid tooling, notes receivable, and other	136,054	103,023
Total current assets	561,651	518,024

Property, plant, and equipment, net	495,840	465,569
Goodwill	61,669	56,383
Deferred tax asset	116,917	112,645
Other assets, net	10,464	9,902
Total assets	$1,246,541	$1,162,523

LIABILITIES AND EQUITY
Short-term debt and current maturities of capital lease obligations	$51,024	$34,211
Accounts payable	273,623	258,129
Accrued liabilities	125,648	114,079
Liabilities held for sale	16,909	53,310
Total current liabilities	467,204	459,729

Long-term debt, net of current maturities	375,562	351,232
Obligations under capital leases, net of current maturities	-	4,863
Deferred tax liability	5,354	5,594
Pension liability	56,777	61,627
Other non-current liabilities	86,443	65,539
Total non-current liabilities	524,136	488,855
Total liabilities	991,340	948,584

Stockholders' equity:
Tower International, Inc.'s stockholders' equity
Common stock	$223	$221
Additional paid in capital	342,773	340,623
Treasury stock	(36,407)	(35,645)
Accumulated surplus/ (deficit)	23,371	(14,021)
Accumulated other comprehensive loss	(74,759)	(83,383)
Total Tower International, Inc.'s stockholders' equity	255,201	207,795
Noncontrolling interests in subsidiaries	-	6,144
Total stockholders' equity	255,201	213,939

Total liabilities and stockholders' equity	$1,246,541	$1,162,523

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands - unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016

OPERATING ACTIVITIES:
Net income / (loss)	$19,258	$(4,752)	$36,671	$3,632
Less: Income / (loss) from discontinued operations, net of tax	(489)	(20,021)	861	(20,366)
Income from continuing operations	19,747	15,269	35,810	23,998

Adjustments required to reconcile income from continuing operations to net cash provided by / (used in) continuing operating activities:
Deferred income tax provision	$6,010	$5,120	$9,965	$8,116
Depreciation and amortization	18,766	18,207	36,532	35,483
Non-cash share-based compensation	599	505	1,098	1,034
Pension income, net of contributions	(2,500)	(2,320)	(4,851)	(4,467)
Change in working capital and other operating items	(4,286)	(24,650)	(88,794)	(41,769)
Net cash provided by / (used in) continuing operating activities	$38,336	$12,131	$(10,240)	$22,395

INVESTING ACTIVITIES:
Cash disbursed for purchases of property, plant, and equipment, net	$(20,252)	$(35,230)	$(44,161)	$(60,926)
Proceeds from disposition of joint venture, net	15,944	-	15,944	-
Net cash used in continuing investing activities	$(4,308)	$(35,230)	$(28,217)	$(60,926)

FINANCING ACTIVITIES:
Proceeds from borrowings	$137,109	$149,577	$373,853	$295,904
Repayments of borrowings	(143,606)	(134,239)	(336,032)	(272,437)
Repayments on Term Loan Credit Facility	-	-	-	(50,000)
Original issuance discount	-	-	(1,808)	-
Debt financing costs	(664)	-	(4,747)	-
Dividend payment to Tower stockholders	(2,256)	(2,118)	(4,498)	(4,229)
Proceeds from stock options exercised	114	25	1,052	25
Purchase of treasury stock	(1)	-	(762)	(621)
Net cash provided by / (used in) continuing financing activities	$(9,304)	$13,245	$27,058	$(31,358)

Discontinued operations:
Net cash from discontinued operating activities	$644	$227	$74	$3,074
Net cash used in discontinued investing activities	(604)	(1,489)	(1,010)	(1,907)
Net cash from / (used in) discontinued financing activities	423	474	920	(2,635)
Net cash from / (used in) discontinued operations	$463	$(788)	$(16)	$(1,468)

Effect of exchange rate changes on continuing cash and cash equivalents	$2,084	$(399)	$3,421	$1,540

NET CHANGE IN CASH AND CASH EQUIVALENTS	$27,271	$(11,041)	$(7,994)	$(69,817)

CASH AND CASH EQUIVALENTS:
Beginning of period	$27,523	$62,818	$62,788	$121,594

End of period	$54,794	$51,777	$54,794	$51,777

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
SEGMENT DATA AND NON-GAAP FINANCIAL MEASURE RECONCILIATIONS
(Amounts in thousands - unaudited)

Segment Data	Three Months Ended June 30,
	2017		2016
	Revenues	Adjusted EBITDA	Revenues	Adjusted EBITDA
Europe	$160,229	$13,628	$175,044	$13,708
North America	329,696	39,616	330,087	36,550
Consolidated	$489,925	$53,244	$505,131	$50,258

	Six Months Ended June 30,
	2017		2016
	Revenues	Adjusted EBITDA	Revenues	Adjusted EBITDA
Europe	$320,381	$24,800	$336,142	$25,202
North America	667,134	74,648	658,183	70,151
Consolidated	$987,515	$99,448	$994,325	$95,353

Adjusted EBITDA Reconciliation	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Adjusted EBITDA	$53,244	$50,258	$99,448	$95,353
Restructuring and asset impairment charges, net	(3,337)	(840)	(7,248)	(1,586)
Depreciation and amortization	(18,766)	(18,207)	(36,532)	(35,483)
Acquisition costs and other	(109)	(154)	(184)	(178)
Long-term compensation expense	(1,892)	(1,921)	(2,804)	(5,595)
Interest expense, net	(1,721)	(4,947)	(2,127)	(12,501)
Other expense	-	(2,905)	(575)	(6,481)
Provision for income taxes	(7,672)	(6,015)	(14,168)	(9,531)
Income / (loss) from discontinued operations, net of tax	(489)	(20,021)	861	(20,366)
Net income attributable to noncontrolling interests	(42)	(89)	(110)	(95)
Net income / (loss) attributable to Tower International, Inc.	$19,216	$(4,841)	$36,561	$3,537

Free Cash Flow Reconciliation	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Net cash provided by / (used in) continuing operating activities	$38,336	$12,131	$(10,240)	$22,395
Cash disbursed for purchases of PP&E	(20,252)	(35,230)	(44,161)	(60,926)
Free cash flow	$18,084	$(23,099)	$(54,401)	$(38,531)

Net Debt Reconciliation	June 30,	December 31,
	2017	2016
Short-term debt and current maturities of capital lease obligations	$51,024	$34,211
Long-term debt, net of current maturities	384,509	357,298
Debt issue costs	(8,947)	(6,066)
Obligations under capital leases, net of current maturities	-	4,863
Total debt	426,586	390,306
Less: Cash and cash equivalents	(54,794)	(62,788)
Net debt	$371,792	$327,518

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
CERTAIN ITEMS INCLUDED IN NET INCOME
(Amounts in thousands, except per share amounts - unaudited)

	After tax		Before tax
	Three Months Ended		Three Months Ended
	June 30,		June 30,
	2017	2016	2017	2016

Income / (expense) items included in net income, net of tax:
Selling, general, and administrative expenses
One-time CEO compensation awards	$-	$203	$-	$299
Restructuring and asset impairment charges, net
One-time restructuring actions	(2,006)	-	(3,157)	-
Interest expense
Mark-to-market loss on derivative financial instruments	1,631	(242)	2,630	(356)
Other expense
European divestiture expenses	-	(2,112)	-	(2,905)
Discontinued operations
Loss on sale of joint venture	(2,596)	-	(2,596)	-
Income from discontinued operations	2,108	(20,021)	2,108	(20,021)
Noncontrolling interests
Net income attributable to noncontrolling interests*	(42)	(89)	(42)	(89)
Total items included in net income, net of tax	$(905)	$(22,261)

Net income / (loss) attributable to Tower International, Inc.	$19,216	$(4,841)

Memo: Average shares outstanding (in thousands)
Basic	20,509	21,165
Diluted	20,806	21,489

Income / (loss) per common share (GAAP)
Basic	$0.94	$(0.23)
Diluted	0.92	(0.23)

Diluted adjusted earnings per share (non-GAAP)	$0.97	$0.81

* Amounts attributable to noncontrolling interests of discontinued operations

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
CERTAIN ITEMS INCLUDED IN NET INCOME
(Amounts in thousands, except per share amounts - unaudited)

	After tax		Before tax
	Six Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016

Income / (expense) items included in net income, net of tax:
Selling, general, and administrative expenses
One-time CEO compensation awards	$-	$(444)		$(653)
Restructuring and asset impairment charges, net
One-time restructuring actions	(4,161)	-	(6,633)	-
Interest expense
Mark-to-market loss on derivative financial instruments	4,286	(1,892)	6,912	(2,782)
Acceleration of the amortization of debt issue costs and OID	-	(503)	-	(740)
Other expense
European divestiture expenses	-	(4,544)	-	(6,481)
Debt refinancing costs	(357)		(575)	-
Discontinued operations
Loss on sale of joint venture	(2,596)	-	(2,596)	-
Income / (loss) from discontinued operations	3,458	(20,366)	3,458	(20,366)
Noncontrolling interests
Net income attributable to noncontrolling interests*	(110)	(95)	(110)	(95)
Total items included in net income, net of tax	$520	$(27,844)

Net income attributable to Tower International, Inc.	$36,561	$3,537

Memo: Average shares outstanding (in thousands)
Basic	20,467	21,146
Diluted	20,813	21,470

Income per common share (GAAP)
Basic	$1.79	$0.17
Diluted	1.76	0.16

Diluted adjusted earnings per share (non-GAAP)	$1.73	$1.46

* Amounts attributable to noncontrolling interests of discontinued operations